UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 16, 2026

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-287287	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2026, SharonAI Inc., a subsidiary of SharonAI Inc. Holdings Inc. (“we,” “us,” the “Company” or “SharonAI”), entered into a Membership Interest Purchase Agreement (“Purchase Agreement”) for, and closed the sale of, SharonAI’s sale of 100% of its 50% interest (“Membership Interests”) in Texas Critical Data Centers LLC (“TCDC”) to New Era Energy & Digital Inc. (“NUAI”). The Purchase Agreement, and the documents entered into in connection with the Purchase Agreement, are the definitive agreements contemplated by the Binding Term Sheet for Acquisition of Interest in Texas Critical Data Centers, LLC entered into by SharonAI and NUAI on December 19, 2025, as previously reported in the Company’s Current Report on Form 8-K filed on December 19, 2026. TCDC is a joint venture between SharonAI and NUAI formed to fund, develop, and construct a data center site project with behind the meter natural gas-fired power in Ector County, Texas.

The consideration NUAI will pay SharonAI for the Membership Interests will be an aggregate of $70,000,000, of which, (a) $10,000,000 will be payable in cash, with (i) $150,000 paid in December of 2025 as non-refundable deposit, and (ii) $9,850,000 payable upon the occurrence of certain events, but no later than March 31, 2026; (b) $10,000,000 will be payable in common stock or other units of NUAI upon the occurrence of certain events, but no later than March 31, 2026; and (c) $50,000,000 will be payable by issuance of a senior secured convertible promissory note (“Secured Note”).

The Secured Note matures and is due June 30, 2026. It provides for an interest rate of 10% per annum (payable at maturity) and the right of SharonAI to convert up to $10,000,000 into common stock of NUAI at a conversion price equal to the 30-day VWAP of NUAI common stock prior to conversion, provided that such conversion price will not be less than 20% of the Nasdaq Official Closing Price. The Secured Note contains customary events of default and affirmative and negative covenants of NUAI.

In connection with the Purchase Agreement and the Secured Note, TCDC and SharonAI have entered into a Guaranty dated January 16, 2026 (“Guaranty”), pursuant to which TCDC has guaranteed the obligations of NUAI under the Secured Note. The obligations under the Secured Note and the Guaranty are secured by the Security and Pledge Agreement dated January 16, 2026, entered into between SharonAI, NUAI and TCDC (the “Security Agreement”), pursuant to which NUAI pledged all of the membership interests of TCDC to SharonAI, and TCDC granted a security interest in substantially all of its assets to SharonAI, and also by the Deed of Trust and Security Agreement dated January 16, 2026, entered into between SharonAI and TCDC (the “Deed of Trust”), pursuant to which TCDC has conveyed certain real estate in trust to secure the obligations under the Secured Note.

The descriptions of the Purchase Agreement, Secured Note, Guaranty, Security Agreement and Deed of Trust are only a summary and are qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 16, 2026, SharonAI completed the disposition of the Membership Interests of TCDC. The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On January 18, 2026, SharonAI issued a press release announcing the Purchase Agreement entered into with NUAI and the sale of the Membership Interests. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The Unaudited Pro Forma Combined Financial Information of SharonAI Holdings Inc. as of September 30, 2025, and for the Nine-Month Period ended September 30, 2025, and for the Year Ended December 31, 2024, is set forth in Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
10.1	Membership Interest Purchase Agreement dated January 16, 2026, between SharonAI Inc. and New Era Energy & Digital Inc.
10.2	Senior Secured Convertible Promissory Note dated January 16, 2026, issued by New Era Energy & Digital Inc.
10.3	Guaranty dated January 16, 2026, between SharonAI Inc. and Texas Critical Data Centers LLC
10.4	Security and Pledge Agreement dated January 16, 2026, among SharonAI Inc., New Era Energy & Digital Inc. and Texas Critical Data Centers LLC
10.5	Deed of Trust and Security Agreement dated January 16, 2026, between SharonAI Inc. and Texas Critical Data Centers LLC
99.1	Press Release dated January 18, 2026
99.2	Unaudited Pro Forma Combined Financial Information of SharonAI Holdings Inc. as of September 30, 2025, and for the Nine-Month Period ended September 30, 2025, and for the Year Ended December 31, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report or any exhibit to this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of the Company’s need and ability to raise additional capital, changes in business plans, service or product offerings, use of proceeds, the Company’s acceleration or expansion of relationships and partnerships and/or deployment of assets, and further or new regulation of the Company’s business. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Registration Statement on Form S-4 filed with the SEC on October 21, 2025, as amended, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS INC.

	By:	/s/ Tim Broadfoot
	Name:	Tim Broadfoot
	Title:	Chief Financial Officer

Date: January 22, 2026

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